UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                 July 2, 2001
                                 ------------
                                (Date of Report)

                                2DOTRADE, INC.
                                --------------
                 (Name of Small Business issuer in its charter)
                           (FORMERLY MORANZO, INC.)


            DELAWARE             333-47238               88-0469180
            --------             ---------               ----------
(State or other jurisdiction (Commission File No.)      (IRS Employer
incorporation or organization)                           Identirication No.)

                             207-1548 Johnson Road
                        White Rock, B.C. Canada  V4B3Z6
                        -------------------------------
                    (Address of principal executive offices)

                               (604) 542-5402
                               --------------
                       (Registrant's telephone number)




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ITEM 1.	CHANGES IN CONTROL OF REGISTRANT

     As of July 6, 2001, effective control and management of the Registrant will be changed. All relevant factors concerning this change of control are set forth in the Registrant's Form 14(f) which was filed with the Commission on June [__], 2001, pursuant to the Securities Exchange Act of 1934 and Rule 14(f)-1, thereunder. A copy of the Form is incorporated by reference herein, and is attached as an exhibit, described in the exhibit index as Exhibit "99.1".


ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

     On June 16, 2001, 2DOTRADE, Inc. (formerly known as MORANZO, INC.) (the "Company") completed the acquisition of 2DOTRADE (a Nevada company) (the "Acquired Company") pursuant to an Agreement and Plan of Share Exchange dated June 16, 2001. In accordance with the Agreement, the Company acquired all of the issued and outstanding shares of The Acquired Company in exchange for shares of the Company. The terms provided that each (1) share of the Company is to be exchanged for (1) share of The Acquired Company. A copy of the Agreement and Plan of Share Exchange is attached to this filing and marked as Exhibit "2.1" in the exhibit index.

The essential terms of the Share Exchange are:
a)	The registrant will be the surviving corporation with the
target initially being a subsidiary of the registrant; and
b)	The shareholders of the Acquired Company will exchange
100% of the issued and outstanding for 16,000,000 shares of the registrant, on a pro rata basis: and
c)	The Acquired Company, will be dissolved in Nevada after
the share exchange; and
d)	The registrant will assume all assets and liabilities of
the target; and
e)	The Acquired Company's shareholders will, after the
completion of the transaction, control a majority of the voting rights of the registrant; and
f)	A new board of directors of the registrant will assume
their offices as set forth in the Form 14(f), described in the exhibit index as Exhibit "99.1".

     In accordance the Nevada Revised Statutes, 2DOTRADE, INC. (formerly Moranzo, Inc.), a Delaware corporation and 2DOTRADE, a Nevada corporation, (the Acquired Company), filed with the Secretary of State of Nevada Articles of Share Exchange. A copy of the Articles of Share Exchange is attached hereto and marked Exhibit "3.1" as described in the exhibit index.

     The Acquired Company, as a result of the share exchange, has become a wholly owned subsidiary of the Registrant. The Acquired Company's executive offices are located at 207-1548 Johnson Road, White Rock, B.C., Canada V4B 3Z6, which will now become the executive offices of the Registrant.

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     The Acquired Company is a Business to Business network platform for the African continent that:
A)	Promotes regional portals to facilitate business
communications and commerce; and
B)	Aggregates buyers and sellers and facilitates
international trade via unique financial instruments; and
C)	Provides ancillary business services for those
organizations that utilize its proprietary network.

     Additionally, the Acquired Company was incorporated to take over the non-mining assets of Diamonds S.L., which has been operating in West Africa for several years. The London Diamond Guild, Inc., acting as trustee, has transferred all material trade contracts to Acquired
Company. Contingent on obtaining sufficient financing, it is the company's intention to expand its trading

ITEM 5. Other Events

Share Exchange:

     On June 18, 2001 the registrant, 2DOTRADE, INC. (formerly Moranzo, Inc.) completed a share exchange with 2DOTRADE, a Nevada corporation. As part of the share exchange agreement, Moranzo, Inc. has changed its name to 2DOTRADE, INC. All matters of the share exchange, including the name change referred to herein was approved by the shareholders of the registrant, upon the recommendations of the Board of Directors.

Name Change:

     On June 15, 2001, the registrant, a majority of the shareholders, pursuant to the recommendation made by the Board of Directors, voted to change the name of the Company from Moranzo, Inc.to 2DOTRADE, INC. On June 16, 2001, and amendment to the registrant's articles of incorporation was filed with the Secretary of State of Delaware, reflecting the name change. A copy of the amendment to the Articles of Incorporation is attached as Exhibit 3.2

New Trading Symbol:

     As of Tuesday, June 25, 2001, the company will be trading on the NASD OTC Bulletin Board under the symbol of "TDOT".

Business of the Registrant:

	At the time of the Share Exchange, the registrant, for all practical purposes, was not a "going concern." The registrant had no remaining customers for its services, had no revenues, and no account receivables. As a result, the registrant was not actively engaged in business.


Item 6.  Resignation of Registrant's Directors

     The entire Board of Directors of the registrant will resign as of July 6, 2001. All relevant factors concerning this change of control are set forth in the Registrant's Form 14(f) which was filed with the Commission on June 29, 2001, pursuant to the Securities Exchange Act of 1934 and Rule 14(f)-1, thereunder. A copy of the Form is incorporated by reference herein, and is attached as an exhibit, described in the exhibit index as Exhibit "99.1".


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

     The financial statements required to be filed pursuant to Item 7 are filed with this Report, and are included as Exhibit FS. The
Financial Reports included are the Audited Financials for the Acquired Company for the period ending December 31, 2000.

Forward Looking Statements

     This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                              2DOTRADE, INC. (the Registrant)


July 2, 2001                                  /s/ Russell Taylor
                                              Russell Taylor, President









EXHIBIT INDEX



Exhibit No.			Description

99.1	Registrant's Form 14(f) filed with the Commission on June 29, 2001

2.1	Agreement and Plan of Share Exchange

3.1	Articles of Share Exchange filed with the Secretary of State of Nevada

3.2     Third Certificate of Amendment to the Articles of
Incorporation (name change)

FS	Audited Financial Statement for 2DOTRADE, Inc. (Acquired Company)


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